                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ----------------------

Date of Report (Date of
earliest event reported):      October 27, 1998
                               ----------------


                         INTERMEDIA COMMUNICATIONS INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                    59-2913586
------------------------------                 --------------------------
  (State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                  Identification No.)


                                    0-20135
                             --------------------
                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                      33619-1309
-----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (813) 829-0011
                                                   --------------------------

Item 5.  Other Events

     On October 27, 1998, Intermedia Communications Inc. (the "Company") issued the attached press release.

Item 7.  Financial Statements and Exhibits

     Exhibit 99   Press Release, dated October 27, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 27, 1998


                                        INTERMEDIA COMMUNICATIONS INC.
                                        ------------------------------
                                                 (Registrant)



                                        By:   /s/ Robert M. Manning
                                           ------------------------------
                                           Name:  Robert M. Manning
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX





Exhibit                                                              Page
  No.                    Description                                  No.
-------                  -----------                                 ----
   99                    Press Release, dated October 27,
                         1998.

